Eamonn P. Hobbs President and Chief Executive Officer 34th Annual J.P. Morgan Healthcare Conference January 14, 2016 NASDAQ: ATRS

Safe Harbor Statement This presentation may contain forward-looking statements which are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to certain risks and uncertainties that can cause actual results to differ materially from those described. Factor that may cause such differences include, but are not limited to: the timing of the launch of VIBEX® Sumatriptan Injection USP and the amount of revenue from the same, the timing and results of the phase 3 studies for QuickShot® Testosterone (QS T) and acceptance of the data by the U.S. Food and Drug Administration (FDA); the Company’s ability to successfully complete a New Drug Application for QS T and submit to the FDA and approval of the same by the FDA; approval by the FDA of the VIBEX® Epinephrine auto injector and the therapeutic equivalence rating thereof, and any revenue pre or post FDA approval; FDA action with respect to the ANDA filed for the Exenatide pen; continued growth of prescriptions and sales of OTREXUP™; the timing and results of research and development projects and clinical trials; the timing and actions by the FDA or other regulatory agencies with the respect to the Company’s products or product candidates of its partners; continued growth in product, development, licensing and royalty revenue; dependence upon third party manufacturers and suppliers; the Company’s ability to enter into future alliance transactions and the timing and revenue associated with the same; the Company’s ability to obtain financial and other resources for its research, development, clinical, and commercial activities and other statements regarding matters that are not historical facts, and involve predictions. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance, achievements or prospects to be materially different from any future results, performance, achievements or prospects expressed in or implied by such forward-looking statements. In some cases you can identify forward-looking statements by terminology such as ''may'', ''will'', ''should'', ''would'', ''expect'', ''intend'', ''plan'', ''anticipate'', ''believe'', ''estimate'', ''predict'', ''potential'', ''seem'', ''seek'', ''future'', ''continue'', or ''appear'' or the negative of these terms or similar expressions, although not all forward-looking statements contain these identifying words. Additional information concerning these and other factors that may cause actual results to differ materially from those anticipated in the forward-looking statements is contained in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2014, and in the Company's other periodic reports and filings with the Securities and Exchange Commission. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this presentation. Forward-looking statements are based on information currently available to the Company on the date hereof, and the Company undertakes no obligation to revise or update these forward-looking statements to reflect events or circumstances after the date of this presentation. ©2015 Copyright Antares Pharma, Inc. All Rights Reserved.

Antares Pharma A Growing, Revenue Generating State-Of-The-Art Specialty Pharmaceutical Company A Leader In Self-Administered Injection Pharmaceuticals Novel, Virtually Painless Drug Delivery Technology Can Provide Life Cycle Management Solutions Proven Track Record - Four Drug/Drug-Device Products FDA Approved Since 2012 Poised To Achieve Additional Value Creating Milestones In 2016

Core Competencies Developing complex drug device combination products. Engineering customized pressure-assisted auto injectors and disposable multi-dose pen injector technology allowing patients to self-inject drugs. Extending or enhancing the life of existing approved injectable products – i.e. switch IM to SC drug delivery technology. Commercialization and supply chain management of specialty pharma products.

Strong Development & Regulatory Expertise Three additional drug / device combination products in advanced clinical development – life cycle partner of choice for injector technology. Two collaborative / partnership submissions currently under review at FDA (epinephrine & exenatide). Significant in-house experience in designing and monitoring phase 1 – 3 clinical studies and human factor studies. Four products / drug device products approved by FDA; most recently December 15, 2015 (sumatriptan).

Investment Considerations A real revenue generating company - $33.9 million through first nine months. Multiple shots on goal with pipeline targeting therapeutic markets with ~ $8 Billion in annual revenue over next five years. Several meaningful catalysts in 2016 Strong balance sheet – $50 million in cash and no debt at September 30, 2015.

A Promising Pipeline Targeting Markets Totaling $8 Billion Source: Symphony Health Solutions ; trailing twelve months as of November 2015 Makena represents extrapolation of 9 months 2015 revenue recognized by AMAG Epinephrine $2.2B Exenatide $1.3B Testosterone $2.8B Pen 1 $1.2B Makena $0.3B Sumatriptan $0.1B Markets represent U.S. Retail TRx Value

2016 Potential Catalysts Sumatriptan Launch 1 Approval and launch of epinephrine auto injector 3 NDA Filing For QuickShot® Testosterone 2 Grow alliance business with new partnerships 4

Catalyst #1 - VIBEX® Sumatriptan Launch December 15, 2015 FDA approval; mid-year 2016 launch. Therapeutically Equivalent To Imitrex® STATdose addressing a $100 million auto injector market. 50/50 profit split with Teva Antares produces final product & sells to Teva at cost. Teva distributes to market; profit split to Antares will be recorded as product revenue with one quarter delay. VIBEX® Sumatriptan

Catalyst #2 – NDA Filing For QuickShot® Testosterone 52 Week safety data from study QST-13-003 due Q116 Last patient out of six month supplemental safety study QST-15-005 anticipated Q216 NDA filing targeted for Q416/Q117 QuickShot® Testosterone

QuickShot® Testosterone Overview

- Antares' QuickShot® is potentially the first at-home auto injector for SC treatment of testosterone deficiency.
- Differentiated
  - Designed to address transference issues experienced with other topical testosterone products
  - Single use, disposable QuickShot® use at-home versus doctor office administration
  - Once Weekly Injection – Peak/Trough ratio reduced versus 1 – 2x per month intramuscular injection
  - Virtually painless subcutaneous injection with 27 gauge needle. Current intramuscular administration requires large-gauge needle
  - Oral option in development requires twice a day dosage with meals


STEP 1
STEP 2

QuickShot® Testosterone

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Testosterone Replacement Therapy Market 2011-2015 Source: Symphony Health Solutions ; 2015 actual through November, extrapolated through December

2015 TRT Monthly TRx by Form TRx Appear to be Stabilizing Source: Symphony Health Solutions

QST-13-003 Pharmacokinetic Results The results of the clinical trial showed that patients using QS T had testosterone levels within and not exceeding the normal range. Patients experienced steady levels of testosterone within 23 hours and consistently maintained levels weekly. 1 2 3 0 Average baseline testosterone Note: Red lines indicate “Normal” range considered 300 – 1100 ng/dL

QST-13-003 Exceeded all Protocol-Required Outcomes Population/Analysis Cavg Lower limit of the 95% 2-sided C. I. C avg % in Range 300 – 1100 ng/dL n (%) Cmax <1500 ng/dL n (%) Cmax >1800 ng/dL n (%) Primary analysis* N=150 87.3% 139 (92.7%) 137 (91.3%)** 0% Completers N=137 94.8% 135 (98.5%) 137 (100%) 0% Protocol-Required Outcomes ≥65% 75% ≥85% ≤5% * All patients with 1 or more doses, Cavg 0-168 hours post week 12 injection or last measured concentration carried forward **Patients without a Cmax determination at week 12 are assigned above 1500 ng/dL

QST-15-005 Supplemental Safety Study Study helps ensure we satisfy the FDA’s recommendation that we have a safety database of approximately 350 subjects exposed to QS T in total with approximately 200 subjects exposed for six months and approximately 100 subjects exposed at twelve months. Enrollment completed ahead of schedule in November 2015; 133 patients are enrolled in the study and will receive treatment for six months. We anticipate the last patient in the study will complete their final visit by Q216. NDA filing targeted for Q416 / Q117.

Catalyst #3 – Epinephrine Auto Injector Approval & Launch

- EpiPen® November 2015 trailing 12 months retail sales were ~ $2.2 Billion
- Teva submission for Epinephrine product with Antares proprietary delivery system under current review at FDA. Teva communicated to their investors that they expect a CRL and until the CRL is received, information on next steps could not be provided
- Teva anticipates approval of an AB rated product at the earliest in 2H16
- Shipped $5.0 million in devices to Teva in Q2 & Q3 2015; additional shipments in Q415 and expect to complete delivery of pre launch requirements 1H16
- ATRS recently received questions from FDA as part of the ongoing active review of the application and is currently formulating a response

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making medicines better™ feel
EpiPen® is a registered trademark of the Mylan Companies
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Catalyst #4 – Grow Alliance Business AMAG Makena alliance (began in 2014) Developing a subcutaneous auto injector device Better patient compliance Potentially less painful injection (small gauge needle) and easier administration Currently Makena is ~ $250 million product opportunity Antares will sell devices to AMAG and will receive royalties and certain milestone payments based upon net sales benchmarks Secure additional alliance business in 2016

Business & Financial Overview Sources of Revenue Alliance Business Financials Investment Considerations Otrexup

Sources of Revenue – 9 Months ended September 30, 2015 Alliance Business generates development revenues, device sales, licensing revenues and royalties Total Revenue = $33.9 million

Alliance Business Generates Low Risk, Long Term Value PROJECT PHASE FINANCIAL BENEFITS Signing Upfront payments - Amortized over contract term. Development All costs incurred (expense & capital) are covered plus a reasonable margin. May involve milestone payments for success. Commercialization Supply agreement for manufacture of devices plus a royalty on net sales. Poised for Value Creation over next five years

OTREXUP® - A Novel Way To Help Patients Fight RA First approved methotrexate for subcutaneous injection in the U.S. Single-use, disposable & easy to use Collar activated, no push button, easy to grip and virtually painless Needle guard prevents accidental sticks Audible click followed by red indicator to confirm injection is complete Approved in 7.5, 10, 15, 20 & 25 mg color-coded doses.

OTREXUP™: Oral MTX Exposure Plateaus ≥15 mg/week 3000 0 MTX Dose (mg) Mean AUC (ngŸh/mL) Oral MTX (n=47) OTREXUP SC MTX Auto Injector(n=47) 2600 2200 1800 1400 1000 10 15 20 25 Oral MTX has GI absorption limitations. Bioavailability following oral dosing showed a plateau effect at doses of 15mg and greater1 The systemic exposure of MTX from OTREXUP™ at doses of 10, 15, 20, and 25mg was higher than that of oral MTX by 17, 13, 31, and 36%, respectively1 1. OTREXUPTM [prescribing information], 2013. 2. Schiff MH, et al. Arthritis Rheum. 2013; 65 (10 suppl): S337-338/Phase 2 data The OTREXUP™ Value Proposition = Increased Bioavailability

OTREXUP™ Monthly TRx Jan 2014 – Nov 2015 Source: Symphony Health Solutions

Year-To-Date 2015 Financial Results Nine Months Ended Sept 30 Increase 2015 2014 (Decrease) Total Revenue $ 33,854 $ 18,099 87% Cost of Revenue 13,482 5,814 132% Gross Profit 20,372 12,285 66% % Revenues 60% 68% Research & Development 14,089 12,903 9% Selling, General & Administrative 20,244 24,455 -17% Total Operating Expenses 34,343 37,358 -8% Operating Loss (13,971) (25,073) -44% Operating Income (Loss) (61) (6) Net Loss (14,032) (25,079) -44% Loss Per Share $ (0.10) $ (0.19) Strong Year Over Year Growth Through Nine Months

Quarterly Product Revenue Progression Q413 – Q315 Product Revenue in Millions Seven Consecutive Quarters of Growth

Investment Considerations A real revenue generating company - $33.9 million through first nine months Multiple shots on goal with pipeline targeting therapeutic markets with ~ $8 Billion in annual revenue over next five years Several catalysts in 2016: Sumatriptan launch Clinical data on QS T program and possible NDA filing Potential approval and launch of epinephrine pen Growing Alliance Business Strong balance sheet – $50 million in cash and no debt at September 30, 2015

Eamonn P. Hobbs President and Chief Executive Officer 34th Annual J.P. Morgan Healthcare Conference January 14, 2016 NASDAQ: ATRS